Production and operating costs (Tables)	12 Months Ended
Dec. 31, 2024
Production and operating costs
Schedule of Production and Operating Costs

Amounts in US$ '000	2024	2023	2022
Staff costs (Note 11)	15,697	13,889	13,114
Share-based payment (Note 11)	647	750	955
Royalties in cash (a)	4,189	12,845	63,298
Economic rights in cash (a)	6,484	72,032	188,989
Well and facilities maintenance	25,631	26,089	20,779
Operation and maintenance	8,936	8,143	6,545
Consumables (b)	36,868	37,556	21,789
Equipment rental	5,716	4,314	7,580
Transportation costs	5,409	5,850	4,021
Field camp	6,401	6,546	4,070
Safety and insurance costs	4,937	5,487	3,745
Personnel transportation	3,586	3,363	2,480
Consultant fees	3,893	2,291	2,133
Gas plant costs	1,753	1,865	1,680
Non-operated blocks costs (c)	22,305	20,421	12,650
Crude oil stock variation	976	2,004	(6,449)
Purchased crude oil	6,274	4,666	7,929
Other costs	4,332	4,214	4,471
	164,034	232,325	359,779
a)	Royalties and economic rights in Colombia are payable to the National Hydrocarbons Agency (“ANH”) and are determined on a field-by-field basis depending on different variables such as crude quality and price levels, among others (see Note 33.1). During 2024 and 2023, the mix of royalties and economic rights paid “in-kind” increased as compared to royalties and economic rights paid ‘in-cash”. These changes caused variations in the ‘royalties in cash’ and ‘economic rights in cash’ line items from year to year, which are compensated by variations in the quantities of oil sales impacting the ‘Revenue’ line item in the Consolidated Statement of Income.
b)	Consumables include energy costs of US$ 24,555,000 in the Llanos 34 Block in 2024 (US$ 26,348,000 and US$ 6,086,000 in 2023 and 2022, respectively) due to a drought that affected the energy matrix in Colombia as a result of decreased availability of hydroelectric power.
c)	Non-operated block costs show the increase in activities in the CPO-5 and Perico Blocks in Colombia and Ecuador, respectively.